SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C.  20549


                                   FORM 8-K


                                CURRENT REPORT
                      PURSUANT TO SECTION 13 OR 15(D) OF
                      THE SECURITIES EXCHANGE ACT OF 1934


      Date of Report (Date of Earliest Event Reported):  October 18, 1999


                     E. I. du Pont de Nemours and Company
            (Exact Name of Registrant as Specified in Its Charter)


            Delaware                   1-815              51-0014090
    (State or Other Jurisdiction     (Commission       (I.R.S Employer
         of Incorporation)           File Number)     Identification No.)


                              1007 Market Street
                          Wilmington, Delaware  19898
                   (Address of principal executive offices)


      Registrant's telephone number, including area code:  (302) 774-1000














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        In connection with Debt and/or Equity Securities that may be offered on a delayed or continuous basis under Registration Statements on Form S-3 (No. 33-53327, No. 33-61339, No. 33-60069 and No. 333-86363), the registrant hereby files the following information at Item 2 and Item 7.

Item 2.  Acquisition or Disposition of Assets
         ------------------------------------
        On October 1, 1999, Pioneer Hi-Bred International Inc. (Pioneer) was merged with and into Delta Acquisition Sub, a wholly owned subsidiary of DuPont. As a result, Pioneer became a wholly owned subsidiary of DuPont. Under the terms of the merger agreement, each Pioneer common share outstand-ing immediately before the merger, other than those owned by DuPont, was converted into either $40.00 in cash or 0.6561 shares of DuPont common stock. Total consideration paid was $3,422 million in cash and 68,612,134.8 shares of DuPont common stock. The cash portion of the consideration was funded by DuPont with a combination of internally generated funds and debt financing, including the sale of commercial paper.

        The basic terms of the merger were described in the Joint Proxy Statement/Prospectus of Pioneer and DuPont dated September 2, 1999, which was included in DuPont's Registration Statement on Form S-4 (No. 333-85599). (incorporated by reference)

        The business of Pioneer is the broad application of the science of genetics. Pioneer develops, produces, and markets hybrids of corn, sorghum, and sunflowers; varieties of soybeans, alfalfa, wheat, and canola; and microorganisms useful in crop and livestock production. DuPont intends to continue such business.


Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits
         ------------------------------------------------------------------
         (a) Financial Statements of Business Acquired

             1. Audited consolidated balance sheet of Pioneer and subsidi-aries as of August 31, 1997 and 1998, and related consoli-dated statements of income and cash flows for each of the three years in the period ended August 31, 1998. (incor-porated by reference to Pioneer's Annual Report on Form 10-K/A for the fiscal year ended August 31, 1998)

             2. Unaudited consolidated balance sheet of Pioneer and sub-sidiaries as of May 31, 1999, unaudited consolidated state-ments of income and cash flows for the three- and nine-month periods ended May 31, 1999 and 1998. (incorporated by reference to Pioneer's Quarterly Report on Form 10-Q for the quarterly period ended May 31, 1999)








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         (b) Pro Forma Financial Information

             Unaudited pro forma combined balance sheet of DuPont as of June 30, 1999 and the unaudited pro forma combined statements of income of DuPont for the year ended December 31, 1998 and the six months ended June 30, 1999. (incorporated by reference to DuPont's Form 8-K dated September 1, 1999)

         (c) Exhibits

             (99.1) Press Release dated October 7, 1999 filed on Form 8-K dated October 8, 1999 and incorporated by reference.

             (99.2) Registration Statement on Form S-4 (No. 333-85599). (incorporated by reference)

             (99.3) Audited consolidated balance sheet of Pioneer and subsidiaries as of August 31, 1997 and 1998, and related consolidated statements of income and cash flows for each of the three years in the period ended August 31, 1998. (incorporated by reference to Pioneer's Annual Report on Form 10-K/A for the fiscal year ended August 31, 1998)

             (99.4) Unaudited consolidated balance sheet of Pioneer and subsidiaries as of May 31, 1999, unaudited consolidated statements of income and cash flows for the three- and nine-month periods ended May 31, 1999 and 1998. (incorporated by reference to Pioneer's Quarterly Report on From 10-Q for the quarterly period ended May 31, 1999)

             (99.5) Unaudited pro forma combined balance sheet of DuPont as of June 30, 1999 and the unaudited pro forma combined statements of DuPont of income for the year ended December 31, 1998 and the six months ended June 30, 1999. (incorporated by reference to DuPont's Form 8-K dated September 1, 1999)

             (99.6)  Independent Auditors' Consent dated October 18, 1999.







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                                  SIGNATURE



          Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.





                                 E. I. DU PONT DE NEMOURS AND COMPANY
                                             (Registrant)




                                           /s/ D. B. Smith
                                 ------------------------------------
                                             D. B. Smith
                                         Assistant Controller




October 18, 1999









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                                 EXHIBIT INDEX



Exhibit
Number                            Description of Exhibits
-------       ---------------------------------------------------------------

 99.6         Independent Auditors' Consent dated October 18, 1999.
















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                                                           EXHIBIT 99.6



                         INDEPENDENT AUDITORS' CONSENT



The Board of Directors
Pioneer Hi-Bred International, Inc.


        We consent to the incorporation by reference on Form 8-K and in the registration statements on Form S-3 (Nos. 333-86363, 33-53327, 33-61339 and 33-60069) and Form S-8 (Nos. 333-82573, 333-85599, 2-74004, 33-43918,
33-51817, 33-51821, 33-60037, and 33-61703) of E. I. du Pont de Nemours and
Company of our report dated September 18, 1998 with respect to the consolidated balance sheets of Pioneer Hi-Bred International, Inc. and subsidiaries as of August 31, 1998 and 1997, and the related consolidated statements of earnings, stockholders' equity, and cash flows for each of the years in the three-year period ended August 31, 1998.


                                                     KPMG LLP


Des Moines, Iowa
October 18, 1999










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